                                                                     Exhibit 4e1
                                                   [Form of Registered Security]


                     [FORM OF FACE OF REGISTERED SECURITY]

No.________________                                               [U.S.$]______

                              FORTUNE BRANDS, INC.

                                 -------------

          FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns, the principal sum of _________ Dollars on ______________, and to pay interest, semiannually on _________ and _____________ of each year, on said principal sum at the rate of ___% per annum, from the ________ or ________, as the case may be, next preceding the date of this Security to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Security, or unless no interest has been paid on the Securities, in which case from _______, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after a _____________ or _________, as the case may be, and before the following ______________ or ___________, this Security shall bear interest from such _________ or _________; provided, however, that if the Company shall default in the payment of interest due on such ___________ or _________, then this Security shall bear interest from the next preceding
_____________ or _____________to which interest has been paid, or, if no interest has been paid on the Securities from ___________. The interest so payable on any ______________ or __________ will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the __________ or __________, as the case may be, next preceding such _____________or _______________. The principal of [(and premium, if any)] and interest on this Security are payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that interest
                                                         --------
may be paid, at the option of the Company, by check mailed to the Person entitled thereto at his address on the Security Register.

Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.

          Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_________________

                              FORTUNE BRANDS, INC.


                              By:_______________________

[SEAL]

Attest:


_______________________
       Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                    , as Trustee

                                      By:_______________________
                                          Authorized Officer

                    [FORM OF REVERSE OF REGISTERED SECURITY]

                              FORTUNE BRANDS, INC.

                                --------------

          This Security is one of a duly authorized issue of Securities of the Company designated as its ______________ (Securities of such series being hereinafter called the "Securities"), [limited, except as provided in the Indenture referred to below, in aggregate principal amount to $_______,] issued and to be issued under an Indenture dated as of ________, 19__ (hereinafter called the "Indenture") between the Company and ____________________, a New York corporation (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.

          [The Securities are not subject to redemption by the Company prior to maturity.]

          [The Securities may be redeemed at the option of the Company, as a whole or from time to time in part, on or at any time after ______________ and prior to maturity upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the Redemption Date to the Holders of Securities, all as provided in the Indenture, at the following Redemption Prices, expressed in percentages of the principal amount, together with accrued interest to the Redemption Date:

        Year         Percentage       Year        Percentage
      Beginning     of Principal    Beginning    of Principal
                      Amount                       Amount
     ----------     ------------    ----------   ------------


and at ____% of the principal amount thereafter[; provided, however, that no
                                                  --------  -------
such optional redemption may be effected, directly or indirectly, prior to ____________, from or in anticipation of moneys borrowed by or for the account of the Company at an interest cost (computed in accordance with generally accepted financial practice) of less than ___% per annum].]

          [The Securities are [also] subject to redemption through the operation of the mandatory and optional sinking funds as provided in the Indenture, on __________, and on each _________ thereafter to and including ___________[, on notice as set forth above,] at a Sinking Fund Redemption price equal to ____% of the principal amount thereof, together with accrued interest to the Redemption
Date.   Securities acquired or redeemed by the Company in any manner other than by redemption through the mandatory sinking fund may be credited against future mandatory sinking fund payments.]

          [The Securities are [also] subject to repayment on _________, in whole or in part, in increments of $_____ or integral multiples of $____ in excess of $____, provided that the portion of the principal amount of any Security not being repaid shall be at least $______, at the option of the Holders thereof at a repayment price equal to the principal amount thereof to be repaid, together
with interest payable thereon to the repayment date.   For this Security to be
repaid at the option of the Holder, the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, during the period from and including __________ to and including __________ or, if

__________ is not a Business Day in The City of New York, the next succeeding Business Day in The City of New York, (i) this Security with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of this Security, the amount of this Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that this Security with the form entitled "Option to Elect Repayment" on the reverse hereof duly completed will be received by the Company no later than five Business Days in The City of New York after the date of such telegram, telex, facsimile transmission or letter, and this Security and such form duly completed are received by the Company by such fifth Business Day. Either form of notice duly received during the period from and including _____________ to and including _______________ shall be
irrevocable.   All questions as to the validity, eligibility (including time of receipt) and acceptance of any Securities for repayment will be determined by the Company, whose determination shall be final and binding.]

          [Section 4.03 [(including subparagraph (4) thereof and [clause (A), but not clause (B),] [clause (B), but not clause (A),] of such subparagraph)] thereof)] and Section 10.10 [(including subparagraph (5) thereof)] of the Indenture contain provisions applicable to this Security that provide for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein.]

          As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only as Registered Securities in denominations of [$1,000 and any integral multiple thereof]. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Registered Securities of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default, as defined in the Indenture, with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of [a majority] [applicable greater percentage] in aggregate principal amount of the then Outstanding Securities of this series and of each other series issued under the Indenture and affected by such amendment or modification. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture with respect to the Securities and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.

          No recourse shall be had for the payment of the principal of [(or premium, if any)] or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

                      [FORM OF OPTION TO ELECT REPAYMENT]
                           OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

          ____________________________________________________________
          ________________________________Tax I.D. No.________________

(Please Print or Typewrite Name, Address and Tax Identification Number of the Undersigned)

          For this Security to be repaid the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York or at such additional place or places of which the Company shall from time to time notify the Holder of the within Security during the period from and including _____________________ to and including ___________ or, if
_______________ is not a Business Day in The City of New York, the next succeeding Business Day in The City of New York, (i) this Security with this "Option to Elect Repayment" form duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the holder of this Security, the principal amount of this Security, the amount of this Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that this Security with this form entitled "Option to Elect Repayment" duly completed will be received by the Company not later than five Business Days in The City of New York after the date of such telegram, telex, facsimile transmission or letter, and this Security and form duly completed are received by the Company by such fifth Business Day.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $______ or an integral multiple of $______ in excess of $______) which the Holder elects to have repaid: $_____; and specify the denomination or denominations (which shall be $______ or an integral multiple of $______in excess of $______) of the Security or Securities to be issued to the Holder for the amount of the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): $______.

Dated:________________      _______________________________

                             NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any other change whatsoever.

                                                                     Exhibit 4e1

                                                       [Form of Bearer Security]


                       [FORM OF FACE OF BEARER SECURITY]

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

No.________________                                               [U.S.$]______

                              FORTUNE BRANDS, INC.

                              ___________________

          FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to bearer, the principal sum of _______________ [United States Dollars] on _______________, and to pay interest thereon, from the date hereof, [annually _______________ on in each year] [semiannually on _______________ and _______________ in each year], commencing _______________, 19___ at the rate of ____% per annum, until the principal hereof is paid or made available for payment. Such payments (including premium, if any) shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture referred to on the reverse hereof) to rescind the designation of any of the following Paying Agents, at the [main] offices of _______________ in _______________, in
_______________, in _______________, _______________ in _______________,
and_______________ in _______________, or at such other offices or agencies outside the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico (the "United States") as the Company may designate, at the option of the Holder, by [United States Dollar] check drawn on a bank in [The City of New York] or by transfer of [United States Dollars] to an account maintained by the payee with a bank located outside the United States. Interest on this Security due on or before maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached (the "Coupons") as they severally mature. No payment of principal [(or premium, if any)] or interest on this Security shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal
                                   --------  -------
of [(and premium, if any)] and interest on this Security (including any additional amounts which may be payable as provided below)[, converted for such purpose into United States Dollars as provided in said Indenture,] shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, [(or premium, if any)] interest or additional amounts, as the case may be, [in the currency herein prescribed and as so converted,] in United States Dollars at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the trustee by the manual signature of one of its authorized officers, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated __________________

                                FORTUNE BRANDS, INC.

                                By:_________________________

[SEAL]

Attest:

_____________________
Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities of the series designated therein referred to the within-mentioned Indenture.

                                                         , as Trustee

                                   By:_______________________________
                                             Authorized Officer

                     [FORM OF REVERSE OF BEARER SECURITY]

                             FORTUNE BRANDS, INC.
                             ____________________

          This Security is one of a duly authorized issue of Securities of the Company designated as its ______________________ (Securities of such series being hereinafter called the "Securities"), [limited, except as provided in the Indenture referred to below, in aggregate principal amount to [U.S.$]______,] issued and to be issued under an Indenture dated as of ________________, 19__ (hereinafter called the "Indenture") between the Company and ______________________, a New York corporation (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and any Coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          No reference herein to the Indenture and no provision of this Security or any Coupon appertaining hereto or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.

          Except as provided herein, the Securities are not subject to redemption by the Company prior to maturity.

          The Company will pay to the Holder of any Security or any Coupon appertaining thereto who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment by the Company or any of its Paying Agents of the principal of [(or premium, if any)] or interest on such Security, after deduction or holding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in such Security or in such Coupon to be then due and payable; provided, however, that the foregoing obligation to pay Additional
             --------  -------
Amounts shall not apply to:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member or a shareholder of, or possessor of a power over, such Holder if such Holder is an estate, trust, partnership or corporation) and the United States, the Commonwealth of Puerto Rico or any territory or possession of the United States or area subject to its jurisdiction, as the case may be, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein,
     (ii) the failure of such Holder to comply with any certification, identification or other reporting requirement under United States income tax laws or regulations (including backup withholding) to establish entitlement to exemption from such tax, assessment or other governmental charge, or (iii) such Holder's present or former status as a domestic personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a corporation which accumulates earnings to avoid United States federal income tax, or as a private foundation or other tax exempt organization;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of such Security or Coupon for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of such Security or Coupon;

          (e) any tax, assessment or other governmental charge imposed by reason of the Holder[, actually or constructively,] owning or having owned 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

          (f) any combination of items (a), (b), (c), (d) and (e);

nor will Additional Amounts be paid with respect to payment of the principal of [(or premium, if any)] or interest on any such Security to a person who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficial owner been a Holder of such Security or Coupon.

          The term "United States Alien" as used herein means any corporation, partnership, individual or fiduciary that, as to the United States (including the Commonwealth of Puerto Rico, any territory or possession of the United States or other area subject to its jurisdiction), and for United States tax purposes, is (i) a foreign corporation, (ii) a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, (iii) a nonresident alien individual or (iv) a nonresident alien fiduciary of a foreign estate or trust.

          The Securities may be redeemed at the option of the Company in whole but not in part at any time, at a redemption price equal to their principal amount, together with interest accrued to the date fixed for redemption, if the Company determines that it will be obligated to pay to the Holder of any Security or Coupon on the next succeeding Interest Payment Date Additional Amounts as set forth herein. Prior to the publication of notice of such redemption, the Company shall deliver to the Trustee (i) a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and (ii) an opinion of independent counsel reasonably acceptable to the Trustee to such effect based on such statement of facts.

          If the Company shall determine, based upon an opinion of independent legal counsel, that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Security or any Coupon appertaining thereto would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Security or Coupon who is a United States Alien (other than such a requirement (a) which would not be applicable to a payment made either by the Company or by any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided, however, that, in any case
                                           --------  -------
referred to in clause (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement) the Company shall at its option either (x) redeem the Securities as a whole, at a redemption price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption and any Additional Amounts payable in respect of such principal and accrued interest, or (y) if the conditions of the next succeeding paragraph are satisfied, pay the Additional Amounts specified in such paragraph. The

Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or reporting requirement, whether the Company will redeem the Securities or pay the Additional Amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Securities must take place, as provided in the next succeeding sentence. If the Securities are to be redeemed as provided in this paragraph, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall elect by notice to the Trustee at least 60 days before the date fixed for redemption. Notwithstanding the foregoing, the Company shall not so redeem the Securities if the Company, based upon an opinion of independent legal counsel, shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments on the Securities and any Coupons appertaining thereto would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice shall be deemed revoked and of no further effect.

          If and so long as the certification, documentation, information or other reporting requirement referred to in the immediately preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as Additional Amounts (regardless of clause
(a)(ii) of the fourth preceding paragraph) such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents of principal [(or premium, if any)] or interest in respect of any Security or any Coupon appertaining thereto of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge which is the result of a requirement referred to in the parenthetical clause of the first sentence of the immediately preceding paragraph), will not be less than the amount provided in such Security or Coupon to be then due and payable. If the Company elects to pay Additional

Amounts as provided in this paragraph, the Company shall have the right to redeem the Securities at any time as a whole, subject to the provisions of the last two sentences of the immediately preceding paragraph. If the Company elects to pay Additional Amounts as provided in this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Securities pursuant to the provisions of the immediately preceding paragraph.

          [The Securities may also be redeemed at the option of the Company, as a whole or from time to time in part, on or at any time after ______________________ and prior to maturity upon publication of a notice as set forth below, at the following Redemption Prices, expressed in percentages of the principal amount, together with accrued interest to the Redemption Date:

        Year           Percentage            Year            Percentage
      Beginning       of Principal        Beginning         of Principal
                         Amount                                 Amount
      ---------       ------------        ---------         ------------








and at ___% of the principal amount thereafter[; provided, however, that no such
                                                 --------  -------
optional redemption may be effected, directly or indirectly, prior to __________, from or in anticipation of moneys borrowed by or for the account of the Company at an interest cost (computed in accordance with generally accepted financial practice) of less than _____% per annum].]

          [The Securities are [also] subject to redemption through the operation of the mandatory and optional sinking funds as provided in the Indenture, on __________, and on each__________ thereafter to and including __________, on notice as set forth below, at a Sinking Fund Redemption Price equal to ___% of the principal amount thereof, together with accrued interest to the Redemption Date. Securities acquired or redeemed by the Company in any manner other than by redemption through the mandatory sinking fund may be credited against future mandatory sinking fund payments.]

          If the conditions giving rise to an option of the Company to redeem the Securities under more than one of the provisions of this Security are satisfied, the Company's determination, in its sole discretion, as to the provision under which a redemption shall be effected shall be conclusive and binding upon all the holders of Securities.

          Notice of redemption will be given by publication in an Authorized Newspaper in The City of New York and London and, if the Securities are then listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and the Luxembourg Stock Exchange or such other stock exchange shall so require, in Luxembourg or in any city required by such other stock exchange (or, if it shall be impracticable in the opinion of the Trustee to make such publication in Luxembourg or such other city, elsewhere in Europe) on a Business Day at least twice, the first such publication to be not earlier than the 60th day, and not later than the 30th day, prior to the Redemption Date.

          [Section 4.03 [(including subparagraph (4) thereof and [clause (A), but not clause (B),] [clause (B), but not clause (A),] of such subparagraph)] and Section 10.10 [(including subparagraph (5) thereof)] of the Indenture contain provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

          The Securities are issuable [only] as Bearer Securities, with Coupons attached, in denominations of [U.S.$1,000] [U.S.$10,000]. As provided in the Indenture, and subject to certain limitations therein set forth, Bearer Securities are exchangeable for a like aggregate principal amount of Bearer Securities of authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Title to this Security and any Coupon appertaining hereto will pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Security and any Coupon appertaining thereto as the absolute owner thereof for all purposes, whether or not such Security or Coupon be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default, as defined in the Indenture, with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of [a majority] [applicable greater percentage] in aggregate principal amount of the then Outstanding Securities of this series and of each other series issued under the Indenture and affected by such amendment or modification. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture with respect to the Securities and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security or any Coupon appertaining hereto and upon all future Holders of this Security or any Coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.

          No recourse shall be had for the payment of the principal of [(or premium, if any)] or the interest on this Security, or for any claim based hereon or on any Coupon appertaining hereto, or otherwise in respect hereof or thereto, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutions statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Except as otherwise defined in this Security or any Coupon appertaining hereto, all terms used herein or therein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security and the Coupons appertaining hereto shall each be deemed to be contracts made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

                           [FORM OF FACE OF COUPON]

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT To LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                                                                  [U.S.$_______]

                                                              Due ________, 19__

                              FORTUNE BRANDS, INC.
                              ____________________

          Unless the Security to which this Coupon appertains shall have been called for previous redemption and payment thereof duly provided for, on the date set forth hereon, Fortune Brands, Inc., a Delaware corporation (the "Company"), will pay to the bearer, upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which the Company may be required to pay according to the terms of said Security and the Indenture referred to therein), subject to any applicable laws and regulations, at the option of the bearer either (a) at the office of the Paying Agent in London set forth on the reverse hereof, or (b) subject to the limitations set forth in said Security and Indenture and as prescribed thereon and therein, at the offices of the other Paying Agents set out on the reverse hereof or at such other places outside the

United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico (the "United States") as the Company may determine from time to time by a [United States Dollar] check drawn on a bank located in [The City of New York] or, at the option of the bearer, by transfer to a [United States Dollar] account maintained by the bearer with a bank located outside the United States, being interest then payable on said Security.


                                            FORTUNE BRANDS, INC.


                                            By:_________________________



                          [FORM OF REVERSE OF COUPON]

                                 PAYING AGENTS

                                                                     Exhibit 4e1

                                                                   [Form of Zero

                                                     Coupon Registered Security]

               [FORM OF FACE OF ZERO COUPON REGISTERED SECURITY]

          UNDER THE UNITED STATES INTERNAL REVENUE CODE, THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT OF ______ PER FACE AMOUNT AND THE YIELD TO MATURITY IS ____% [,DETERMINED UNDER THE EXACT METHOD]. THE ISSUE DATE OF THIS SECURITY IS ______[,AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ATTRIBUTABLE TO THE ______ PERIOD FROM THE ISSUE DATE WOULD BE ______ PER ______ FACE AMOUNT].


No.________________                                               [U.S.$]______


                             FORTUNE BRANDS, INC.

                             ____________________

          FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to ____________________ or registered assigns, the principal sum of ____________ Dollars on _________________. The principal on this Security shall not bear interest, except in the case of default in payment of principal upon acceleration, redemption or maturity, and in such case the amount in default shall bear interest at the rate of _____% per annum (to the extent enforceable under applicable law) from the date of default in payment to the date such payment has been made or duly provided for, at said office or agency and in like coin or currency. The principal of [(and premium, if any)] on this Security is [are] payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated__________________                        FORTUNE BRANDS, INC.



                                               By:________________________



[SEAL]

Attest:



_____________________
     Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                                 , as Trustee



                                                 By:_________________________
                                                       Authorized Officer

             [FORM OF REVERSE OF ZERO COUPON REGISTERED SECURITY]


                             FORTUNE BRANDS, INC.

                             ____________________

          This Security is one of a duly authorized issue of Securities of the Company designated as its ____________ (Securities of such series being hereinafter called the "Securities"), [limited, except as provided in the Indenture referred to below, in aggregate principal amount to $_________,] issued and to be issued under an Indenture dated as of _________________, 19___ (hereinafter called the "Indenture") between the Company and _________________, a New York corporation (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest (if any) on this Security at the times, place and rate, and in the coin and currency, herein prescribed.

          [The Securities are not subject to redemption by the Company prior to maturity.]

          [The Securities may be redeemed at the option of the Company as a whole, or from time to time in part, on or at any time after _________________ and prior to maturity upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the Redemption Date to the Holders of Securities, all as provided in the Indenture, at the following Redemption Prices, expressed in percentages of the principal amount, together with accrued interest to the Redemption Date:

        Year            Percentage              Year             Percentage
      Beginning        of Principal           Beginning         of Principal
                          Amount                                   Amount
      ---------        ------------           ----------        ------------








and at _____% of the principal amount thereafter[; provided, however, that no
                                                   --------  -------
such optional redemption may be effected, directly or indirectly, prior to _____________, from or in anticipation of moneys borrowed by or for the account of the Company at an interest cost (computed in accordance with generally accepted financial practice) of less than _____% per annum].]

          [The Securities are [also] subject to redemption through the operation of the mandatory and optional sinking funds as provided in the Indenture, on ___________________, and on each ___________________ thereafter to and including
____________[,on notice as set forth above,] at a Sinking Fund Redemption Price equal to ____% of the principal amount thereof. Securities acquired or redeemed by the Company in any manner other than by redemption through the mandatory sinking fund may be credited against future mandatory sinking fund payments.]

          [The Securities are [also] subject to repayment on ____________, in whole or in part, in increments of $______or integral multiples of $______ in excess of $_____, provided that the portion of the principal amount of any Security not being repaid shall be at least $_____, at the option of the Holders thereof at a repayment price equal to ____% of the principal amount thereof.
For this Security to be repaid at the option of the Holder, the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, during the period from and including ______________ to and including ______________ or, if ______________ is not a
Business Day in The City of New York, the next succeeding Business Day in

The City of New York, (i) this Security with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of this Security, the amount of this Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that this Security with the form entitled "Option to Elect Repayment" on the reverse hereof duly completed will be received by the Company no later than five Business Days in The City of New York after the date of such telegram, telex, facsimile transmission or letter, and this Security and such form duly completed are received by the Company by such fifth Business Day. Either form of notice duly received during the period from and including _________ to and including _______________ shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Securities for repayment will be determined by the Company, whose determination shall be final and binding.]

          [Section 4.03 [(including subparagraph (4) thereof and [clause (A), but not clause (B),] [clause (B), but not clause (A),] of such subparagraph)] and Section 10.10 [(including subparagraph (5) thereof)] of the Indenture contain provisions applicable to this Security that provide for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein.]

          As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only as Registered Securities in denominations of [$1,000 and any integral multiple thereof]. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Registered Securities of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default, as defined in the Indenture, with respect to the Securities shall occur, that portion of the principal amount equal to the initial public offering price of this Security [plus accrued amortization of the original issue discount calculated using the ["interest"] method (computed in accordance with generally accepted accounting principles in effect on the date of the Indenture) from _________________ to the date of acceleration] may be declared, and upon such declaration shall become due and payable, in the manner with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of [a majority] [applicable greater percentage] in aggregate principal amount of the then Outstanding Securities of this series and of each other series issued under the Indenture and affected by such amendment or modification. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture with respect to the Securities and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this

Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.

          No recourse shall be had for the payment of the principal of [(or premium, if any)] or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and no part of the consideration for the issue hereof, expressly waived and released.

          Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

                      [FORM OF OPTION TO ELECT REPAYMENT]
                           OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to _____% of the principal amount thereof to the undersigned, at

________________________________________________________________________________
________________________________Tax I.D. No.____________________________________

(Please Print or Typewrite Name, Address and Tax Identification Number of the Undersigned)

          For this Security to be repaid the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, or at such additional place or places of which the Company shall from time to time notify the Holder of the within Security during the period from and including ____________ to and including

___________ or, if ___________ is not a Business Day in The City of New York, the next succeeding Business Day in The City of New York, (i) this Security with this "Option to Elect Repayment" form duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the holder of this Security, the principal amount of this Security, the amount of this Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that this Security with this form entitled "Option to Elect Repayment" duly completed will be received by the Company not later than five Business Days in The City of New York after the date of such telegram, telex, facsimile transmission or letter, and this Security and form duly completed are received by the Company by such fifth Business Day.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $______ or an integral multiple of $______ in excess of $______) which the Holder elects to have repaid: $______; and specify the denomination or denominations (which shall be $______ or an integral multiple of $______ in excess of $______) of the Security or Securities to be issued to the Holder for the amount of the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): $______.

Dated:________________
                             _________________________________________________

                             NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any other change whatsoever.

                                                                     Exhibit 4e1
                                                         [Form of Original Issue
                                                       Discount Bearer Security]

           [FORM OF FACE OF ORIGINAL ISSUE DISCOUNT BEARER SECURITY]

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

          UNDER THE UNITED STATES INTERNAL REVENUE CODE, THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT OF _____ PER _____ FACE AMOUNT AND THE YIELD TO MATURITY IS _____%[, DETERMINED UNDER THE EXACT METHOD]. THE ISSUE DATE OF THIS SECURITY IS ____________[, AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ATTRIBUTABLE TO THE ____________ PERIOD FROM THE ISSUE DATE WOULD BE _____ PER _____ FACE AMOUNT].

No.________________                                                [U.S.$]______

                              FORTUNE BRANDS, INC.

                             _____________________


          FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to bearer, the principal sum of ____________________ [United States Dollars] on _______________, and to pay
interest thereon, from the date hereof, [annually on _______________ in each year] [semiannually on _______________ and _______________ in each year], commencing _______________, 19___, at the rate of _____% per annum, until the principal hereof is paid or made available for payment. Such payments (including premium, if any) shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture referred to on the reverse hereof) to rescind the designation of any of the following Paying Agents, at the [main] offices of _____________ in _____________, _____________ in _____________, _____________ in _____________,
_____________ in _____________ and _____________ in _____________, or at such other offices or agencies outside the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico (the "United States") as the Company may designate, at the option of the Holder, by [United States Dollar] check drawn on a bank in [The City of New York] or by transfer of [United States Dollars] to an account maintained by the payee with a bank located outside the United States. Interest on this Security due on or before maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached (the "Coupons") as they severally mature. No payment of principal [(or premium, if any)] or interest on this Security shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that
                                                     --------  -------
payment of principal of [(and premium, if any)] and interest on this Security (including any additional amounts which may be payable as provided below)[,converted for such purpose into United States Dollars as provided in said Indenture,] shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, [(or premium, if any)] interest or additional amounts, as the case may be, [in the currency herein prescribed and, as so converted,] in United States Dollars at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, neither this Security, nor any Coupon appertaining hereto, shall be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_________________


                                        FORTUNE BRANDS, INC.



                                        By _______________________


[SEAL]

Attest:



_______________________
       Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                            , as Trustee

                            By:___________________________
                                   Authorized Officer

         [FORM OF REVERSE OF ORIGINAL ISSUE DISCOUNT BEARER SECURITY]

                             FORTUNE BRANDS, INC.

                            ______________________


          This Security is one of a duly authorized issue of Securities of the Company designated as its ____________ (Securities of such series being hereinafter called the "Securities"), [limited, except as provided in the Indenture referred to below, in aggregate principal amount to [U.S.$]____________,] issued and to be issued under an Indenture dated as of _______, 19___ (hereinafter called the "Indenture") between the Company and
______________________, a New York corporation (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and any Coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          No reference herein to the Indenture and no provision of this Security or any Coupon appertaining hereto or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.

          Except as provided herein, the Securities are not subject to redemption by the Company prior to maturity.

          The Company will pay to the Holder of any Security or any Coupon appertaining thereto who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment by the Company or any of its Paying Agents of the principal of [(or premium, if any)] or interest on such Security, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in such Security or in such Coupon to be then due and payable; provided, however, that
                                                       --------  -------
the foregoing obligation to pay Additional Amounts shall not apply to:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member or a shareholder of, or possessor of a power over, such Holder if such Holder is an estate, trust, partnership or corporation) and the United States, the Commonwealth of Puerto Rico or any territory or possession of the United States or area subject to its jurisdiction, as the case may be, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein,
     (ii) the failure of such Holder to comply with any certification, identification or other reporting requirement under United States income tax laws or regulations (including backup withholding) to establish entitlement to exemption from such tax, assessment or other governmental charge, or (iii) such Holder's present or former status as a domestic personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a corporation which accumulates earnings to avoid United States federal income tax, or as a private foundation or other tax exempt organization;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of such Security or Coupon for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of such Security or Coupon;

          (e) any tax, assessment or other governmental charge imposed by reason of the Holder, actually or constructively, owning or having owned 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

          (f)  any combination of items (a), (b), (c), (d) and (e);

nor will Additional Amounts be paid with respect to payment of the principal of [(or premium, if any)] or interest on any such Security to a person who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficial owner been a Holder of such Security or Coupon.

          The term "United States Alien" as used herein means any corporation, partnership, individual or fiduciary that, as to the United States (including the Commonwealth of Puerto Rico, any territory or possession of the United States or other area subject to its jurisdiction), and for United States tax purposes, is (i) a foreign corporation, (ii) a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, (iii) a nonresident alien individual or (iv) a nonresident alien fiduciary of a foreign estate or trust.

          The Securities may be redeemed at the option of the Company in whole but not in part at any time, at a redemption price equal to their principal amount, together with interest accrued to the date fixed for redemption, if the Company determines that it will be obligated to pay to the Holder of any Security or Coupon on the next succeeding Interest Payment Date Additional Amounts as set forth herein. Prior to the publication of notice of such redemption, the Company shall deliver to the Trustee (i) a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and (ii) an opinion of independent counsel reasonably acceptable to the Trustee to such effect based on such statement of facts.

          If the Company shall determine, based upon an opinion of independent legal counsel, that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Security or any Coupon appertaining thereto would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Security or Coupon who is a United States Alien (other than such a requirement (a) which would not be applicable to a payment made either by the Company or by any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided, however, that, in any case
                                           --------  -------
referred to in clauses (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement) the Company shall at its option either (x) redeem the Securities as a whole, at a redemption price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption and any Additional Amounts payable in respect of such principal and accrued interest, or (y) if the conditions of the next succeeding paragraph are satisfied, pay the Additional Amounts specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or reporting requirement, whether the Company will redeem the Securities or pay the Additional Amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Securities must take place, as provided in the next succeeding sentence. If the Securities are to be redeemed as provided in this paragraph, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall elect by notice to the Trustee at least 60 days before the date fixed for redemption. Notwithstanding the foregoing, the Company shall not so redeem the Securities if the Company, based upon an opinion of independent legal counsel, shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments on the Securities and any Coupons appertaining thereto would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice shall be deemed revoked and of no further effect.

          If and so long as the certification, documentation, information or other reporting requirement referred to in the immediately preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as Additional Amounts (regardless of clause
(a)(ii) of the fourth preceding paragraph) such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents of principal [(or premium, if any)] or interest in respect of any Security or any Coupon appertaining thereto of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge which is the result of a requirement referred to in the parenthetical clause of the first sentence of the immediately preceding paragraph), will not be less than the amount provided in such Security or Coupon to be then due and payable. If the Company elects to pay Additional Amounts as provided in this paragraph, the Company shall have the right to redeem the Securities at any time as a whole, subject to the provisions of the last two sentences of the immediately preceding paragraph. If the Company elects to pay Additional Amounts as provided in this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the

Company shall redeem the Securities pursuant to the provision of the immediately preceding paragraph.

          [The Securities may also be redeemed at the option of the Company, as a whole or from time to time in part, on or at any time after ______________ and prior to maturity upon publication of a notice as set forth below, at the following Redemption Prices, expressed in percentages of the principal amount, together with accrued interest to the Redemption Date:

     Year           Percentage            Year         Percentage
   Beginning       of Principal        Beginning      of Principal
                      Amount                             Amount
  -----------     ---------------    ------------   ----------------

and at _____% of the principal amount thereafter[; provided, however, that no
                                                   --------  -------
such optional redemption may be effected, directly or indirectly, prior to _________, from or in anticipation of moneys borrowed by or for the account of the Company at an interest cost (computed in accordance with generally accepted financial practice) of less than _____% per annum].]

          [The Securities are [also] subject to redemption through the operation of the mandatory and optional sinking funds as provided in the Indenture, on ____________, and on each ____________, thereafter to and including
____________, on notice as set forth below, at a Sinking Fund Redemption Price equal to _____% of the principal amount thereof, together with accrued interest to the Redemption Date. Securities acquired or redeemed by the Company in any manner other than by redemption through the mandatory sinking fund may be credited against future mandatory sinking fund payments.]

          If the conditions giving rise to an option of the Company to redeem the Securities under more than one of the provisions of this Security are satisfied, the Company's determination, in its sole discretion, as to the provision under which a redemption shall be effected shall be conclusive and binding upon all the holders of Securities.

          Notice of redemption will be given by publication in an Authorized Newspaper in The City of New York and London and, if the Securities are then listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and the Luxembourg Stock Exchange or such other stock exchange shall so require, in Luxembourg or in any city required by such other stock exchange (or, if it shall be impracticable in the opinion of the Trustee to make such publication in Luxembourg or such other city, elsewhere in Europe) on a Business Day at least twice, the first such publication to be not earlier than the 60th day, and not later than the 30th day, prior to the Redemption Date.

          [Section 4.03 [(including subparagraph (4) thereof and [clause (A), but not clause (B),] [clause (B), but not clause (A),] of such subparagraph)] and Section 10.10 [(including subparagraph (5) thereof)] of the Indenture contain provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

          The Securities are issuable [only] as Bearer Securities, with Coupons attached, in denominations of (U.S.$1,000] [U.S.$10,000]. As provided in the Indenture, and subject to certain limitations therein set forth, Bearer Securities are exchangeable for a like aggregate principal amount of Bearer Securities of authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Title to this Security and any Coupon appertaining hereto will pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Security and any Coupon appertaining thereto as the absolute owner thereof for all purposes, whether or not such Security or Coupon be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default, as defined in the Indenture, with respect to the Securities shall occur, (i) that portion of the principal amount equal to the initial public offering price of this Security plus [accrued amortization of the original issue discount calculated using the ["interest"] method (computed in accordance with generally accepted accounting principles in effect on the date of the Indenture) from ____________, ____________ to the date of acceleration and (ii) any accrued interest to the date of acceleration] may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of [a majority] [applicable greater percentage] in aggregate principal amount of the then Outstanding Securities of this series and of each other series issued under the Indenture and affected by such amendment or modification. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture with respect to the Securities and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security or any Coupon appertaining hereto and upon all future Holders of this Security or any Coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.

          No recourse shall be had for the payment of the principal of [(or premium, if any)] or the interest on this Security, or for any claim based hereon or on any Coupon appertaining hereto, or otherwise in respect hereof or thereto, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Except as otherwise defined in this Security or any Coupon appertaining hereto, all terms used herein or therein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security and the Coupons appertaining hereto shall each be deemed to be contracts made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

                           [FORM OF FACE OF COUPON]

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                                                                  [U.S.$_______]

                                                               Due ________,19__

                              FORTUNE BRANDS, INC.

          Unless the Security to which this Coupon appertains shall have been called for previous redemption and payment thereof duly provided for, on the date set forth hereon, Fortune Brands, Inc., a Delaware corporation (the "Company"), will pay to the bearer, upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which the company may be required to pay according to the terms of said Security and the Indenture referred to therein), subject to any applicable laws and regulations, at the option of the bearer either (a) at the office of the Paying Agent in London set forth on the reverse hereof, or (b) subject to the limitations set forth in said Security and Indenture and as prescribed thereon and therein, at the offices of the other Paying Agents set out on the reverse hereof or at such other places outside the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico (the "United States") as the Company may determine from time to time, by a [United States Dollar] check drawn on a bank located in [The City of New York] or, at the option of the bearer, by transfer to a [United States

Dollar] account maintained by the bearer with a bank located outside the United States, being interest then payable on said Security.

                                FORTUNE BRANDS, INC.

                                By:_________________________

                          [FORM OF REVERSE OF COUPON]

                                 PAYING AGENTS

                                                                     Exhibit 4e1
                                                         [Form of Original Issue
                                                       Discount Bearer Security]

                        [FORM OF FACE OF ORIGINAL ISSUE
                         DISCOUNT REGISTERED SECURITY]

          UNDER THE UNITED STATES INTERNAL REVENUE CODE, THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT OF _____ PER _____ FACE AMOUNT AND THE YIELD TO MATURITY IS _____% [,DETERMINED UNDER THE EXACT METHOD]. THE ISSUE DATE OF THIS SECURITY IS ___________ [, AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ATTRIBUTABLE TO THE ___________ PERIOD FROM THE ISSUE DATE WOULD BE ___________ PER _________ FACE AMOUNT].

No.________________                                                      $______

                             FORTUNE BRANDS, INC.

                            _______________________

          FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to __________________ or registered assigns, the principal sum of ______________ Dollars on ___________, and to pay interest, semiannually on ___________ and ___________ of each year, on said principal sum at the rate of _____% per annum, from the___________ or ___________, as the case may be, next preceding the date of this Security to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Security, or unless no interest has been paid on the Securities, in which case from ___________, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after a ___________ or ___________, as the case may be, and before the following ___________ or
___________, this Security shall bear interest from such ___________ or
___________; provided, however, that if the Company shall default in the payment
             --------  -------
of interest due on such ___________ or ___________, then this Security shall bear interest from the next preceding ___________ or ___________ to which interest has been paid, or, if no interest has been paid on the Securities, from ___________. The interest so payable on any ___________ or ___________ will, subject to certain exception provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the ___________ or

___________, as the case may be, next preceding such ___________ or ___________.
The principal of [(and premium, if any)] and interest on this Security are payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that interest may be paid, at the option of the Company, by check
--------
mailed to the Person entitled thereto at his address appearing on the Security Register. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.

          Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_________________

                                   FORTUNE BRANDS, INC.

                                   By _______________________

[SEAL]

Attest:

_______________________
       Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    , as Trustee

                         By ____________________
                            Authorized Officer

                       [FORM OF REVERSE OF ORIGINAL ISSUE

                         DISCOUNT REGISTERED SECURITY]

                              FORTUNE BRANDS, INC.

                             ____________________

          This Security is one of a duly authorized issue of Securities of the Company designated as its _______________ (Securities of such series being hereinafter called the "Securities"), [limited, except as provided in the Indenture referred to below, in aggregate principal amount to $______,] issued and to be issued under an Indenture dated as of July ____, 19___ (hereinafter called the "Indenture") between the Company and ___________________________________, a New York corporation (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.

          [The Securities are not subject to redemption by the Company prior to maturity.]

          [The Securities may be redeemed at the option of the Company, as a whole or from time to time in part, on or at any time after ___________ and prior to maturity upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the Redemption Date to the Holders of Securities, all as provided in the Indenture, at the following Redemption Prices, expressed in percentages of the principal amount, together with accrued interest to the Redemption Date:

        Year           Percentage           Year          Percentage
      Beginning       of Principal       Beginning       of Principal
                         Amount                             Amount
  ---------------   ----------------   -------------    ---------------


and at _____% of the principal amount thereafter[; provided, however, that no
                                                   --------  -------
such optional redemption may be effected, directly or indirectly, prior to _______________, from or in anticipation of moneys borrowed by or for the account of the Company at an interest cost (computed in accordance with generally accepted financial practice) of less than _____% per annum].]

          [The Securities are [also] subject to redemption through the operation of the mandatory and optional sinking funds as provided in the Indenture, on ______________, and on each _________________ thereafter to and including
______________ [,on notice as set forth above,] at a Sinking Fund Redemption Price equal to _____% of the principal amount thereof, together with accrued interest to the Redemption Date. Securities acquired or redeemed by the Company in any manner other than by redemption through the mandatory sinking fund may be credited against future mandatory sinking fund payments.]

          [The Securities are [also] subject to repayment on ___________, in whole or in part, in increments of $_____ or integral multiples of $_____ in excess of $_____, provided that the portion of the principal amount of any Security not being repaid shall be at least $_____, at the option of the Holders thereof at a repayment price equal to _____% of the principal amount thereof to be repaid, together with interest payable thereon to the repayment date. For this Security to be repaid at the option of the Holder, the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, during the period from and including _____________ to and including _____________ or, if _____________ is not a Business Day in The City of New York, the next succeeding Business Day in The City of New York, (i) this Security with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of this Security, the amount of this Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that this Security with the form entitled "Option to Elect Repayment" on the reverse hereof duly completed will be received by the Company no later than five Business Days in The City of New York after the date of such telegram, telex, facsimile transmission or letter, and this Security and such form duly completed are received by the Company by such fifth Business Day. Either form of notice duly received during the period from and including ____________ to and including ____________ shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Securities for repayment will be determined by the Company, whose determination shall be final and binding.]

          [Section 4.03 [(including subparagraph (4) thereof and [clause (A), but not clause (B),] (clause (B), but not clause (A),] of such subparagraph)] and Section 10.10 [(including subparagraph (5) thereof)] of the Indenture contain provisions applicable to this Security that provide for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein.]

          As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only as Registered Securities in denominations of [$1,000 and any integral multiple thereof]. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Registered Securities of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default, as defined in the Indenture, with respect to the Securities shall occur, (i) that portion of the principal amount equal to the initial public offering price of this Security plus [accrued amortization of the original issue discount calculated using the ["interest"] method (computed in accordance with generally accepted accounting principles in effect on the date of the Indenture) from ___________, ___________ to the date of acceleration and (ii) any accrued interest to the date of acceleration] may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of [a majority] [applicable greater percentage] in aggregate principal amount of the then Outstanding Securities of this series and of each other series issued under the Indenture and affected by such amendment or modification. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture with respect to the Securities and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and if any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.

          No recourse shall be had for the payment of the principal of [(or premium, if any)] or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

                      [FORM OF OPTION TO ELECT REPAYMENT]

                           OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to _____% of the principal amount thereof, together with interest to the repayment date, to the undersigned, at
____________________________________________________________
________________________________Tax I.D. No.________________ (Please Print or
Typewrite Name, Address and Tax Identification Number of the Undersigned)

          For this Security to be repaid the Company must receive at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, or at such additional place or places of which the Company shall from time to time notify the Holder of the within Security during the period from and including _____________ to and including _____________ or, if _____________ is not a Business Day in The City of New York, the next succeeding Business Day in The City of New York, (i) this Security with this "Option to Elect Repayment" form duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the holder of this Security, the principal amount of this Security, the amount of this Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that this Security with this form entitled "Option to Elect Repayment" duly completed will be received by the Company not later than five Business Days in The City of New York after the date of such telegram, telex, facsimile transmission or letter, and this Security and form duly completed are received by the Company by such fifth Business Day.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $_____ or an integral multiple of $_____ in excess of $_____) which the Holder elects to have repaid:
$_____; and specify the denomination or denominations (which shall be $_____ or an integral multiple of $_____ in excess of $_____) of the Security or Securities to be issued to the Holder for the amount of the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): $_____.

Dated:________________      _________________________________________________

                            NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any other change whatsoever.